Liquidity and Going Concern	9 Months Ended
Sep. 30, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity And Going Concern	Liquidity and Going Concern
In accordance with Accounting Standards Update (“ASU”) No. 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40), the Company has evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the consolidated financial statements are issued.
Since inception the Company has financed its operations primarily through the sale of our equity, revenue from our patient services and incurrence of indebtedness. As of December 31, 2020 and 2019, the Company had an accumulated deficit of approximately $19.9 million and $51.1 million, respectively. The Company had net income of approximately $31.2 million for the year ended December 31, 2020, $8.2 million for the year ended December 31, 2019 and incurred a net loss of approximately $3.0 million for the year ended December 31, 2018. The Company has operating cash flows of $38.9 million, $24.4 million and $5.2 million for the years ended December 31, 2020, 2019 and 2018, respectively. While the Company has reported positive net income for the years ended December 31, 2020 and December 31, 2019, we expect our operating expenses to increase significantly over the next several years as we continue to hire additional personnel, expand our operations and infrastructure, and continue to invest to reach more patients. We believe that these investments will see expected future operating income as we expand into more markets. We anticipate that these increased costs will be offset positively by increased revenue. As of December 31, 2020 and 2019, the Company has consolidated cash and cash equivalents totaling approximately $84.6 million and $46.9 million, respectively.
The Company is seeking to complete an initial public offering (“IPO”) of its common stock. In the event the Company does not complete an IPO, the Company expects to seek additional funding through private financings or other strategic transactions.
During 2019, the Company refinanced its debt obligations and secured an additional $10.0 million revolving line of credit that may be used for liquidity purposes. During 2020, the Company secured an additional $5.0 million on its revolving line of credit giving it access to $15.0 million under its line of credit. Management believes that its cash and cash equivalents as of December 31, 2020, along with the proceeds from the additional line of credit, will allow the Company to continue its operations and satisfy its liabilities in the normal course of business for at least 12 months beyond the audit report date. It is management’s expectation that the successful culmination of the increased investment in growing the Company’s business will result in improved liquidity and operating results. However, there is no certainty that such improvements will be realized. Accordingly, the financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.